UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 27, 2011

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.07.    Submission of Matters to a Vote of Security Holders.
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The Diamond Hill Investment Group, Inc. (the "Company") 2011 Annual Meeting of
Shareholders was held on April 26, 2011.

The matters voted upon at the annual meeting and the results of the vote were as follows:

1.) To elect seven directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the seven nominees for director were elected, and the voting results are set forth below:

Name of Director 		   For	       Withheld        Not Voted
------------------------	---------      --------	       ---------
Lawrence E. Baumgartner		2,012,284	62,474		658,999
R.H. Dillon			2,057,267	17,491		658,999
James F. Laird			2,053,286	21,472		658,999
David P. Lauer			2,059,301	15,457		658,999
Peter J. Moran			2,063,539	11,219		658,999
Donald B. Shackelford		2,045,118	29,640		658,999
Frances A. Skinner		2,009,134	65,624		658,999


2.) To ratify the appointment of Plante & Moran PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

The ratification of Plante & Moran PLLC was approved, and the voting results are set forth below:

   For	       Against 		Abstain
---------      -------	        -------
2,695,712	37,880		 165


3.) To approve the Company's 2011 Equity and Cash Incentive Plan.

The Company's 2011 Equity and Cash Incentive Plan was approved, and the voting results are set forth below:

   For	       Against 		Abstain		Not Voted
---------      -------	        -------		---------
1,691,230	282,052		 101,476	658,999


4.) To approve, on an advisory basis, the compensation of the Company's executive officers.

The compensation of the Company's executive officers was approved, and the voting results are set forth below:

   For	       Against 		Abstain		Not Voted
---------      -------	        -------		---------
1,957,990	13,902		 102,866	658,999


5.) To approve, on an advisory basis, the frequency of advisory votes on the compensation of the Company's executive officers.

The shareholders have selected, on an advisory basis, that the Company hold future advisory votes on the compensation of executive officers every one year. The voting results are set forth below:

  1 Year    2 Years    3 Years    Abstain    Not Voted
---------   -------    -------	  -------    ---------
1,294,337   82,716     585,020	  112,645    658,999



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: April 27, 2011	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary